NOTE 9 - INCOME TAXES (Details) - Schedule of Deferred Tax Assets and Liabilities (USD $)	Dec. 31, 2012	Dec. 31, 2011
Schedule of Deferred Tax Assets and Liabilities [Abstract]
Net operating loss carryforwards	$ 3,442,621	$ 569,995
Oil and gas property	(80,719)	79,520
Contingent consideration liability	0	477,582
Asset retirement obligation	418,595	390,035
Total deferred tax asset	3,780,497	1,517,132
Less valuation allowance	(3,780,497)	(1,517,132)
Net deferred tax asset	$ 0	$ 0